Summary Prospectus | February 21, 2019
DWS Short Duration Fund
(formerly Deutsche Short Duration Fund)
Class/Ticker	A	PPIAX	T	PPITX	C	PPLCX	R6	PPLZX	INST	PPILX	S	DBPIX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, Statement of Additional Information (SAI) and other information about the fund online at dws.com/mutualpros. You can also get this information at no cost by e-mailing a request to service@dws.com, calling (800) 728-3337 or asking your financial representative. The prospectus and SAI, both dated February 1, 2019, as supplemented, are incorporated by reference into this Summary Prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the fund.
Investment Objective
The fund’s investment objective is to provide high income while also seeking to maintain a high degree of stability of shareholders’ capital.
Fees and Expenses of the Fund
These are the fees and expenses you may pay when you buy and hold shares. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Class S shares, which are not reflected in the tables or the example below. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares in the fund. More information about these and other discounts and waivers is available from your financial representative and in Choosing a Share Class in the prospectus (p. 82), Sales Charge Waivers and Discounts Available Through Intermediaries in the prospectus (Appendix B, p. 166) and Purchase and Redemption of Shares in the fund’s SAI (p. II-15).
SHAREHOLDER FEES (paid directly from your investment)
	A	T	C	R6	INST	S
Maximum sales charge (load) imposed on purchases, as % of offering price	None	2.50	None	None	None	None
Maximum deferred sales charge (load), as % of redemption proceeds[1]	None	None	1.00	None	None	None
Account Maintenance Fee (annually, for fund account balances below $10,000 and subject to certain exceptions)	$20	None	$20	None	None	$20
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
	A	T	C	R6	INST	S
Management fee	0.37	0.37	0.37	0.37	0.37	0.37
Distribution/service (12b-1) fees	0.24	0.25	1.00	None	None	None
Other expenses	0.27	0.26	0.26	0.20	0.27	0.32
Total annual fund operating expenses	0.88	0.88	1.63	0.57	0.64	0.69
Fee waiver/expense reimbursement	0.08	0.08	0.08	0.02	0.09	0.14
Total annual fund operating expenses after fee waiver/expense reimbursement	0.80	0.80	1.55	0.55	0.55	0.55
1 Investments of $250,000 or more in Class A shares made prior to February 11, 2019 may be subject to a contingent deferred sales charge of 0.50% if redeemed within 12 months of the original purchase date.

1

The Advisor has contractually agreed through January 31, 2020 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at ratios no higher than 0.80%, 0.80%, 1.55%, 0.55%, 0.55% and 0.55% for Class A, Class T, Class C, Class R6, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Years	A	T	C	R6	INST	S
1	$82	$330	$258	$56	$56	$56
3	273	516	506	181	196	207
5	480	718	879	316	348	370
10	1,077	1,300	1,926	712	790	845
You would pay the following expenses if you did not redeem your shares:
Years	A	T	C	R6	INST	S
1	$82	$330	$158	$56	$56	$56
3	273	516	506	181	196	207
5	480	718	879	316	348	370
10	1,077	1,300	1,926	712	790	845
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 40% of the average value of its portfolio.
Principal Investment Strategy
Main investments. Under normal market conditions, the fund invests at least 65% of its total assets in fixed income securities rated, at the time of purchase, within the top four credit rating categories by a nationally recognized statistical rating organization (a “NRSRO”) (or, if unrated, determined by the fund's investment advisor to be of similar quality). The fund may invest in securities of varying maturities. The fund normally seeks to maintain an average portfolio duration (a measure of sensitivity to interest rate movements) of no longer than three years by investing in fixed income securities with short-to intermediate-term maturities.
The fund may also invest up to 10% of its assets in domestic and foreign below investment-grade fixed income securities (“junk bonds”) rated in the fifth and sixth highest credit rating categories by the three major NRSROs (Moody’s Investor Services, Inc., Fitch Investors Services, Inc., and Standard and Poor’s Ratings Group) or, if unrated, determined by the fund's investment advisor to be of similar quality, including those whose issuers are located in countries with new or emerging securities markets.
Fixed income securities in which the fund may invest include US government securities or obligations that are issued or guaranteed by the US Treasury or by agencies or instrumentalities of the US government; obligations backed by such US government securities; US dollar-denominated fixed income securities of domestic or foreign corporations, including adjustable rate loans that have a senior right to payment (“senior loans”) and other floating rate debt instruments; US dollar-denominated fixed income securities of foreign governments or supranational entities; US dollar-denominated asset-backed securities issued by domestic or foreign entities; non-US dollar-denominated fixed income securities of foreign corporations, foreign governments or supranational entities; mortgage pass-through securities issued by governmental and non-governmental issuers; collateralized mortgage obligations, real estate mortgage investment conduits and commercial mortgage-backed securities; collateralized loan obligations; short-term investments, including money market mutual funds. Portfolio management seeks diversified exposure to higher yielding mortgage, corporate and asset-backed sectors of the investment-grade fixed income markets.
The fund invests in short-term investments to meet shareholder withdrawals and other liquidity needs. Short-term investments will be rated at the time of purchase within one of the top two short-term rating categories by a NRSRO or, if unrated, determined by the fund’s investment advisor to be of similar quality.
If a fixed income security is rated differently among the three major NRSROs (Moody’s Investor Services, Inc., Fitch Investors Services, Inc., and Standard and Poor’s Ratings Group), portfolio management would rely on the highest credit rating for purposes of the fund’s investment policies.
2	DWS Short Duration Fund
Summary Prospectus    February 21, 2019

The fund may also invest in Rule 144A securities, securities or instruments on a when-issued, delayed delivery or forward commitment basis (e.g., TBA securities), repurchase agreements, reverse repurchase agreements and dollar rolls.
Management process. Portfolio management uses a top-down and bottom-up approach, first focusing on sector allocations, then using relative value analysis to select the best securities within each sector. When selecting securities, portfolio management analyzes such factors as credit quality, interest rate sensitivity and spread relationships between individual bonds.
Derivatives. Portfolio management generally may use interest rate swaps or futures contracts, which are types of derivatives (a contract whose value is based on, for example, indices, currencies or securities), for duration management (i.e., reducing or increasing the sensitivity of the fund's portfolio to interest rate changes). In addition, portfolio management generally may use forward currency contracts to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities. Portfolio management generally may also use (i) credit default swaps to seek to increase the fund’s income, to gain exposure to a bond issuer’s credit quality characteristics without directly investing in the bond, or to hedge the risk of default on bonds held in the fund’s portfolio, (ii) options on interest rate futures to hedge interest rate movements of portfolio assets and (iii) total return swaps to seek to enhance potential gains.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the effective duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. Senior loans typically have adjustable interest rates. However, because floating rates on senior loans only reset periodically, changes in prevailing interest rates may cause a fluctuation in the fund’s value. In addition, extreme increases in prevailing interest rates may cause an increase in senior loan defaults, which may cause a further decline in the fund’s value. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. Finally, a decrease in interest rates could adversely affect the income earned by the fund from its senior loans.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities or junk bonds (debt securities rated below the fourth highest credit rating category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.
High yield debt securities risk. High yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. High yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the
3	DWS Short Duration Fund
Summary Prospectus    February 21, 2019

fund. In addition, the market for high yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Senior loans risk. The fund invests in senior loans that may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. The Advisor relies on its own evaluation of the creditworthiness of borrowers, but will consider, and may rely in part on, analyses performed by others. As a result, the fund is particularly dependent on the analytical abilities of the Advisor.
Senior loans may not be considered “securities,” and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud and misrepresentation protections of the federal securities laws. Senior loans involve other risks, including credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.
Because affiliates of the Advisor may participate in the primary and secondary market for senior loans, limitations under applicable law may restrict the fund’s ability to participate in a restructuring of a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition. The fund also may be in possession of material non-public information about a borrower as a result of its ownership of a senior loan. Because of prohibitions on trading in securities of issuers while in possession of such information, the fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so. If the Advisor wishes to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.
Forward commitment risk. When a fund engages in when-issued, delayed delivery or forward commitment transactions (e.g., TBAs), the fund relies on the counterparty to consummate the sale. Failure to do so may result in the fund missing the opportunity to obtain a price or yield considered to be advantageous. Such transactions may also have the effect of leverage on the fund and may cause the fund to be more volatile. Additionally, these transactions may create a higher portfolio turnover rate.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated its withdrawal from the EU, which is expected to take place by March 2019. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory
4	DWS Short Duration Fund
Summary Prospectus    February 21, 2019

or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Mortgage-backed and other asset-backed securities risk. These securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan.
Investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Collateralized loan obligations (“CLOs”) are asset-backed securities whose underlying assets consist of a “pool” of loans issued in classes or “tranches” that may vary in risk and yield. CLOs may experience substantial losses due to defaults on underlying assets, which will be borne first by the holders of subordinate tranches. Investments in CLOs may decrease in value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class and such risks may be magnified depending on the tranche of CLO securities in which the fund invests.
Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the phone number included in this prospectus.
The performance figures for Class T shares prior to class inception are based on the historical performance of the fund’s Class S shares adjusted to reflect the higher expenses and applicable sales charges of Class T.
CALENDAR YEAR TOTAL RETURNS (%) (Class A)
These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.

5	DWS Short Duration Fund
Summary Prospectus    February 21, 2019

	Returns	Period ending
Best Quarter	4.57%	June 30, 2009
Worst Quarter	-2.17%	September 30, 2011
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	12/1/2002	-2.21	0.37	2.37
After tax on distributions		-3.22	-0.70	1.22
After tax on distributions and sale of fund shares		-1.31	-0.20	1.37
Class T before tax	2/1/2017	-1.96	0.43	2.38
Class C before tax	2/3/2003	-0.32	0.18	1.89
INST Class before tax	8/26/2008	0.80	1.19	2.93
Class S before tax	12/23/1998	0.69	1.19	2.89
Bloomberg Barclays 1-3 Year Government/Credit® Index (reflects no deduction for fees, expenses or taxes)		1.60	1.03	1.52

	Class Inception	1 Year	Since Inception
Class R6 before tax	8/25/2014	0.80	1.07
Bloomberg Barclays 1-3 Year Government/Credit® Index (reflects no deduction for fees, expenses or taxes)		1.60	1.05
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Gary Russell, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2006.
Rick Smith, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Thomas J. Sweeney, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Jeff Morton, CFA, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
Purchase and Sale of Fund Shares
Minimum Initial Investment  ($)
	Non-IRA	IRAs	UGMAs/ UTMAs	Automatic Investment Plans
A T C	1,000	500	1,000	500
R6	None	N/A	N/A	N/A
INST	1,000,000	N/A	N/A	N/A
S	2,500	1,000	1,000	1,000
For participants in all group retirement plans for Class A, T, C and S shares, and in certain fee-based and wrap programs approved by the Advisor for Class A, C and S shares, there is no minimum initial investment and no minimum additional investment. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. Certain intermediaries that offer Class S shares in their brokerage platforms may be eligible for an investment minimum waiver. In certain instances, the minimum initial investment may be waived for Institutional Class shares. There is no minimum additional investment for Institutional Class and Class R6 shares. The minimum additional investment in all other instances is $50.
To Place Orders
Mail	New Accounts	DWS PO Box 219356 Kansas City, MO 64121-9356
	Additional Investments	DWS PO Box 219154 Kansas City, MO 64121-9154
	Exchanges and Redemptions	DWS PO Box 219557 Kansas City, MO 64121-9557
Expedited Mail		DWS 210 West 10th Street Kansas City, MO 64105-1614
Web Site		dws.com
Telephone		(800) 728-3337, M – F 8 a.m. – 7 p.m. ET
TDD Line		(800) 972-3006, M – F 8 a.m. – 7 p.m. ET

The fund is generally open on days when the New York Stock Exchange is open for regular trading. Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. If you are working with a financial representative, contact your financial representative for assistance with buying or selling fund shares. A financial representative separately may impose its own policies and procedures for buying and selling fund shares.
Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions where Class T shares have been issued. Class R6 shares are generally available only to certain retirement plans, which may have their own policies or instructions for buying and selling fund shares. Institutional Class shares are generally available only to qualified institutions.
6	DWS Short Duration Fund
Summary Prospectus    February 21, 2019

Class S shares are only available to a limited group of investors as well as through firms that have an agreement with DWS Distributors, Inc. to offer the shares on an agency basis on brokerage platforms.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor’s affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.
No such payments are made with respect to Class R6 shares. To the extent the fund makes such payments with respect to another class of its shares, the expense is borne by the other share class.
7	DWS Short Duration Fund
Summary Prospectus    February 21, 2019    DSDF-SUM